KACHINA POINT                                                       Exhibit 10.9
#7105

                              SERVICES AGREEMENT
                              ------------------

     This Services Agreement (this "Agreement") is made and entered into this __ of ___________, 1996 by and between HILLHAVEN PROPERTIES, LTD., an Oregon corporation ("HPL") and FIRST HEALTHCARE CORPORATION, a Delaware corporation (the "FHC").

                                   RECITALS:

     A. HPL is the owner and operator of the retirement community known as Kachina Point located in Sedona, Arizona (the "Community").

     B. FHC is the owner and operator of the skilled nursing home facility known as Kachina Point Health Care Center located in Sedona, Arizona.

     C. FHC provides certain services to HPL in connection with the operation of the Community.

     D. HPL and FHC now desire to set forth their agreement with respect to the services provided by FHC to HPL and the Community.

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. SERVICES. FHC agrees to provide to HPL the services of a maintenance supervisor. HPL. HPL agrees to pay an amount equal to the salary, wages and/or benefits, based on a 20 hour work week, of such maintenance supervisor. FHC shall send an invoice to HPL each month for the services of the maintenance supervisor for the prior month. HPL agrees to pay any such invoice within 10 days of its receipt of such invoice.

     2. TERM. This Agreement may be canceled by either party upon 90 days prior written notice to the other party. Upon such cancellation this Agreement shall terminate and the parties shall have no further obligations or duties hereunder except for HPL's obligation to pay for all services provided by FHC through and including the date of termination of this Agreement.

     3. NOTICES. All notices, mailings and communications relative to this Agreement shall be in writing and shall be personally delivered and receipted, telecopied or sent by facsimile, sent by a nationally recognized overnight courier service, or delivered by registered U.S. mail, proper postage prepaid, return receipt requested, and in any such event delivered and addressed to the parties as follows:

     If to FHC:                         First Healthcare Corporation
                                        3300 Providian Center
                                        Louisville, Kentucky  40202
                                        Attention:
                                                  -------------------

     If to HPL:                         Hillhaven Properties, Ltd.
                                        515 West Market Street
                                        Louisville, Kentucky 40202
                                        Attention:
                                                  -------------------

KACHINA POINT
#7105


Any notice which is personally delivered shall be effective when delivered and any notice which is delivered by any other means shall be effective when received. Any party may change its address for receiving notices and communications by giving the other appropriate written notice thereof.

     4. BINDING EFFECT. All of the terms, conditions, covenants, stipulations and agreements to be performed by any of the parties hereto shall be binding upon their respective successors, legal representatives and assigns.

     5. VIOLATION OF LAW. The parties hereto hereby agree that should it ever be determined that this Agreement violates any law, rule, regulation or order, this Agreement shall immediately be deemed null and void and neither party shall have any further obligations hereunder whatsoever.

     IN TESTIMONY WHEREOF, witness the signatures of the parties hereto as of the day, month and year first above written.

                                       FIRST HEALTHCARE CORPORATION


                                       By:
                                          --------------------------
                                       Title:
                                             -----------------------

                                                   ("FHC")


                                        HILLHAVEN PROPERTIES, LTD.


                                       By:
                                          --------------------------
                                       Title:
                                             -----------------------

                                                   ("HPL")

SAN MARCOS
#7112

                              SERVICES AGREEMENT
                              ------------------

     This Services Agreement (this "Agreement") is made and entered into this __ of ___________, 1996 by and between HILLHAVEN PROPERTIES, LTD., an Oregon corporation ("HPL") and FIRST HEALTHCARE CORPORATION, a Delaware corporation (the "FHC").

                                   RECITALS:

     A. HPL is the operator of the assisted living\retirement community known as Courtyard at San Marcos located in San Marcos, California (the "ALF").

     B. FHC is the operator of the skilled nursing home facility known as Village Square Nursing and Rehabilitation Center located in San Marcos, California (the "SNF").

     C. HPL provides certain services to FHC in connection with the operation of the SNF.

     D. HPL and FHC now desire to set forth their agreement with respect to the services provided by HPL to FHC.

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. SERVICES. HPL agrees to provide to FHC lawn services consistent with the lawn services provided by HPL in the past. FHC agrees to pay a proportionate part of the salary, wages and/or benefits of each employee of HPL that provides lawn services to FHC. HPL shall send an invoice to FHC each month for the services for the prior month. FHC agrees to pay any such invoice within 10 days of its receipt of such invoice.

     2. TERM. This Agreement may be canceled by either party upon 90 days prior written notice to the other party. Upon such cancellation this Agreement shall terminate and the parties shall have no further obligations or duties hereunder except for FHC's obligation to pay for all services provided by HPL through and including the date of termination of this Agreement.

     3. NOTICES. All notices, mailings and communications relative to this Agreement shall be in writing and shall be personally delivered and receipted, telecopied or sent by facsimile, sent by a nationally recognized overnight courier service, or delivered by registered U.S. mail, proper postage prepaid, return receipt requested, and in any such event delivered and addressed to the parties as follows:

     If to FHC:                        First Healthcare
                                       Corporation 3300 Providian Center
                                       Louisville, Kentucky  40202
                                       Attention:
                                                 --------------------

     If to HPL:                        Hillhaven Properties, Ltd.
                                       515 West Market Street
                                       Louisville, Kentucky 40202
                                       Attention:
                                                 --------------------

SAN MARCOS
#7112

Any notice which is personally delivered shall be effective when delivered and any notice which is delivered by any other means shall be effective when received. Any party may change its address for receiving notices and communications by giving the other appropriate written notice thereof.

     4. BINDING EFFECT. All of the terms, conditions, covenants, stipulations and agreements to be performed by any of the parties hereto shall be binding upon their respective successors, legal representatives and assigns.

     5. VIOLATION OF LAW. The parties hereto hereby agree that should it ever be determined that this Agreement violates any law, rule, regulation or order, this Agreement shall immediately be deemed null and void and neither party shall have any further obligations hereunder whatsoever.

     IN TESTIMONY WHEREOF, witness the signatures of the parties hereto as of the day, month and year first above written.

                                       FIRST HEALTHCARE CORPORATION


                                       By:
                                          --------------------------
                                       Title:
                                             -----------------------

                                                  ("FHC")



                                       HILLHAVEN PROPERTIES, LTD.


                                       By:
                                          --------------------------
                                       Title:
                                             -----------------------

                                                  ("HPL")

McMillen SENIOR VILLAGE
#238

                              SERVICES AGREEMENT
                              ------------------

     This Services Agreement (this "Agreement") is made and entered into this __ of ___________, 1996 by and between ATRIA COMMUNITIES, INC., a Delaware corporation ("Atria") and FIRST HEALTHCARE CORPORATION, a Delaware corporation (the "FHC").

                                   RECITALS:

     A. Atria is the operator of the retirement community known as McMillen Senior Village located at 85 McMillen Drive, Newark, Ohio (the "Community").

     B. FHC is the operator of the skilled nursing home facility known as Newark Healthcare Centre located at 75 McMillen Drive, Newark, Ohio (the "SNF").

     C. FHC provides certain services to Atria in connection with the operation of the Community.

     D. Atria and FHC now desire to set forth their agreement with respect to the services provided by FHC to Atria and the Community.

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. MEALS. FHC agrees to prepare and provide all meals to be served by Atria at the Community. The menu and the schedule for the preparation and delivery of such meals shall be mutually agreed to from time to time by FHC and Atria. Atria shall be responsible for notifying FHC on timely basis before each meal of the number of residents to be served at the next meal to be served. Atria agrees to pay to FHC for all costs and expenses for the preparation of such meals, including, without limitation, the costs and expense of all products consumed in the preparation of such meals and the labor costs for the preparation of each such meal. FHC shall send an invoice to Atria each month for the meal costs for the prior month. Atria agrees to pay any such invoice within 10 days of its receipt of such invoice.

     2. MISCELLANEOUS SERVICES. FHC agrees to provide to Atria, as required and requested from time to time by Atria (the "Miscellaneous Services") (a) services and support to maintain and repair the Community, (b) general administration services and support, (c) general office services and support,
(d) dietary consultation services, and (e) and housekeeping services and support. Atria shall pay for or supply all materials consumed or used in the rendition of the Miscellaneous Services. Atria agrees to pay a proportionate share of the salary, wages and/or benefits of each employee of FHC that provides Miscellaneous Services to Atria. All Miscellaneous Services shall be provided at times and upon such schedules as mutually agreed to from time to time by Atria and FHC. FHC shall send an invoice to Atria each month for the Miscellaneous Services for the prior month. Atria agrees to pay any such invoice within 10 days of its receipt of such invoice.

     3. TERM. This Agreement may be canceled by either party upon 90 days prior written notice to the other party. Upon such cancellation this Agreement shall terminate and the parties shall have no further obligations or duties hereunder except for Atria's obligation to pay for all services provided by FHC through and including the date of termination of this Agreement.

     4. NOTICES. All notices, mailings and communications relative to this Agreement shall be in writing and shall be personally delivered and receipted, telecopied or sent by facsimile, sent by a nationally recognized overnight courier service, or delivered by registered U.S. mail, proper postage prepaid, return receipt requested, and in any such event delivered and addressed to the parties as follows:

     If to FHC:                        First Healthcare Corporation
                                       3300 Providian Center
                                       Louisville, Kentucky  40202
                                       Attention:
                                                 ----------------------

     If to Atria:                      Atria Communities, Inc.
                                       515 West Market Street
                                       Louisville, Kentucky 40202
                                       Attention:
                                                 ----------------------

Any notice which is personally delivered shall be effective when delivered and any notice which is delivered by any other means shall be effective when received. Any party may change its address for receiving notices and communications by giving the other appropriate written notice thereof.

     5. BINDING EFFECT. All of the terms, conditions, covenants, stipulations and agreements to be performed by any of the parties hereto shall be binding upon their respective successors, legal representatives and assigns.

     6. VIOLATION OF LAW. The parties hereto hereby agree that should it ever be determined that this Agreement violates any law, rule, regulation or order, this Agreement shall immediately be deemed null and void and neither party shall have any further obligations hereunder whatsoever.

     IN TESTIMONY WHEREOF, witness the signatures of the parties hereto as of the day, month and year first above written.

                                       FIRST HEALTHCARE CORPORATION



                                       By:
                                         ---------------------------
                                       Title:
                                             -----------------------

                                                  ("FHC")



                                       ATRIA COMMUNITIES, INC.


                                       By:
                                          --------------------------
                                       Title:
                                             -----------------------

                                                  ("Atria")

VALLEY MANOR APARTMENTS
#437

                              SERVICES AGREEMENT
                              ------------------

     This Services Agreement (this "Agreement") is made and entered into this __ of ___________, 1996 by and between ATRIA COMMUNITIES, INC., a Delaware corporation ("Atria") and FIRST HEALTHCARE CORPORATION, a Delaware corporation (the "FHC").

                                   RECITALS:

     A. Atria is the owner and operator of the assisted living\retirement community known as Valley Manor Apartments located at 5545 East Lee Street, Tucson, Arizona (the "ALF").

     B. FHC is the owner and operator of the skilled nursing home facility known as Valley House Care and Rehabilitation Center located at 5545 East Lee Street, Tucson, Arizona (the "SNF").

     C. FHC provides certain services to Atria in connection with the operation of the ALF.

     D. Atria and FHC now desire to set forth their agreement with respect to the services provided by FHC to Atria and the ALF.

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. EMERGENCY CALL SYSTEM. FHC agrees to permit Atria to use the emergency call system maintained by FHC with respect to the SNF. Atria agrees to pay to FHC $200.00 per month in consideration for Atria's use of FHC's emergency call system.

     2. TERM. This Agreement may be canceled by either party upon 90 days prior written notice to the other party. Upon such cancellation this Agreement shall terminate and the parties shall have no further obligations or duties hereunder except for Atria's obligation to pay for all services provided by FHC through and including the date of termination of this Agreement.

    3. NOTICES. All notices, mailings and communications relative to this Agreement shall be in writing and shall be personally delivered and receipted, telecopied or sent by facsimile, sent by a nationally recognized overnight courier service, or delivered by registered U.S. mail, proper postage prepaid, return receipt requested, and in any such event delivered and addressed to the parties as follows:

     If to FHC:                        First Healthcare Corporation
                                       3300 Providian Center
                                       Louisville, Kentucky  40202
                                       Attention:
                                                 --------------------

     If to Atria:                      Atria Communities, Inc.
                                       515 West Market Street
                                       Louisville, Kentucky 40202
                                       Attention:
                                                 -------------------

Any notice which is personally delivered shall be effective when delivered and any notice which is delivered by any other means shall be effective when received. Any party may change its address for receiving notices and communications by giving the other appropriate written notice thereof.

VALLEY MANOR APARTMENTS
#437


     4. BINDING EFFECT. All of the terms, conditions, covenants, stipulations and agreements to be performed by any of the parties hereto shall be binding upon their respective successors, legal representatives and assigns.

     5. VIOLATION OF LAW. The parties hereto hereby agree that should it ever be determined that this Agreement violates any law, rule, regulation or order, this Agreement shall immediately be deemed null and void and neither party shall have any further obligations hereunder whatsoever.

     IN TESTIMONY WHEREOF, witness the signatures of the parties hereto as of the day, month and year first above written.

                                       FIRST HEALTHCARE CORPORATION



                                       By:
                                          --------------------------
                                       Title:
                                             -----------------------

                                                   ("FHC")


                                       ATRIA COMMUNITIES, INC.


                                       By:
                                          --------------------------
                                       Title:
                                             -----------------------

                                                   ("Atria")

THE GREENS
#589


                              SERVICES AGREEMENT
                              ------------------

     This Services Agreement (this "Agreement") is made and entered into this __ of ___________, 1996 by and between ATRIA COMMUNITIES, INC., a Delaware corporation ("Atria") and FIRST HEALTHCARE CORPORATION, a Delaware corporation (the "FHC").

                                   RECITALS:

     A. Atria is the owner and operator of the retirement community known as The Greens located at Route 10 Lyme Road, Hanover, New Hampshire (the "Community").

     B. FHC is the owner and operator of the skilled nursing home facility known as Hanover Terrace Healthcare located at Lyme Road, Hanover, New Hampshire (the "SNF").

     C. FHC provides certain services to Atria in connection with the operation of the Community.

     D. Atria and FHC now desire to set forth their agreement with respect to the services provided by FHC to Atria and the Community.

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. MEALS. FHC agrees to prepare and provide all meals to be served by Atria at the Community. The menu and the schedule for the preparation and delivery of such meals shall be mutually agreed to from time to time by FHC and Atria. Atria shall be responsible for notifying FHC on timely basis before each meal of the number of residents to be served at the next meal to be served. Atria agrees to pay to FHC for all costs and expenses for the preparation of such meals, including, without limitation, the costs and expense of all products consumed in the preparation of such meals and the labor costs for the preparation of each such meal. FHC shall send an invoice to Atria each month for the meal costs for the prior month. Atria agrees to pay any such invoice within 10 days of its receipt of such invoice.

     2. MISCELLANEOUS SERVICES. FHC agrees to provide to Atria, as required and requested from time to time by Atria (the "Miscellaneous Services") (a) services and support to maintain and repair the Community, (b) marketing services and support, (c) general offices services and support, and (d) and housekeeping services and support. Atria shall pay for or supply all materials consumed or used in the rendition of the Miscellaneous Services. Atria agrees to pay a proportionate part of the salary, wages and/or benefits of each employee of FHC that provides Miscellaneous Services to Atria. All Miscellaneous Services shall be provided at times and upon such schedules as mutually agreed to from time to time by Atria and FHC. FHC shall send an invoice to Atria each month for the Miscellaneous Services for the prior month. Atria agrees to pay any such invoice within 10 days of its receipt of such invoice.

     3. TERM. This Agreement may be canceled by either party upon 90 days prior written notice to the other party. Upon such cancellation this Agreement shall terminate and the parties shall have no further obligations or duties hereunder except for Atria's obligation to pay for all services provided by FHC through and including the date of termination of this Agreement.

THE GREENS
#589

     4. NOTICES. All notices, mailings and communications relative to this Agreement shall be in writing and shall be personally delivered and receipted, telecopied or sent by facsimile, sent by a nationally recognized overnight courier service, or delivered by registered U.S. mail, proper postage prepaid, return receipt requested, and in any such event delivered and addressed to the parties as follows:

     If to FHC:                        First Healthcare Corporation
                                       3300 Providian Center
                                       Louisville, Kentucky  40202
                                       Attention:  ____________________

     If to Atria:                      Atria Communities, Inc.
                                       515 West Market Street
                                       Louisville, Kentucky 40202
                                       Attention:  ______________

Any notice which is personally delivered shall be effective when delivered and any notice which is delivered by any other means shall be effective when received. Any party may change its address for receiving notices and communications by giving the other appropriate written notice thereof.

     5. BINDING EFFECT. All of the terms, conditions, covenants, stipulations and agreements to be performed by any of the parties hereto shall be binding upon their respective successors, legal representatives and assigns.

     6. VIOLATION OF LAW. The parties hereto hereby agree that should it ever be determined that this Agreement violates any law, rule, regulation or order, this Agreement shall immediately be deemed null and void and neither party shall have any further obligations hereunder whatsoever.


     IN TESTIMONY WHEREOF, witness the signatures of the parties hereto as of the day, month and year first above written.

                              FIRST HEALTHCARE CORPORATION


                              By:__________________________

                              Title:____________________

                                          ("FHC")


                              ATRIA COMMUNITIES, INC.


                              By:__________________________

                              Title:____________________

                                          ("Atria")

HERITAGE AT WILDWOOD
#616

                              SERVICES AGREEMENT
                              ------------------

     This Services Agreement (this "Agreement") is made and entered into this __ of ___________, 1996 by and between ATRIA COMMUNITIES, INC., a Delaware corporation ("Atria") and NATIONWIDE CARE, INC., an Indiana corporation (the "Nationwide").

                                   RECITALS:

     A. Atria is the owner and operator of the assisted living\retirement facility known as Heritage at Wildwood located at 7301 East 16th Street, Indianapolis, Indiana (the "ALF").

     B. Nationwide is the owner and operator of the skilled nursing home facility known as Wildwood Health Care Center located at 7301 East 16th Street, Indianapolis, Indiana (the "SNF").

     C. Nationwide provides certain services to Atria in connection with the operation of the ALF.

     D. Atria and Nationwide now desire to set forth their agreement with respect to the services provided by Nationwide to Atria and the ALF.

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. MEALS. Nationwide agrees to prepare and provide all meals to be served by Atria at the ALF. The menu and the schedule for the preparation and delivery of such meals shall be mutually agreed to from time to time by Nationwide and Atria. Atria shall be responsible for notifying Nationwide on timely basis before each meal of the number of residents to be served at the next meal to be served. Atria agrees to pay to Nationwide for all costs and expenses for the preparation of such meals, including, without limitation, the costs and expense of all products consumed in the preparation of such meals and the labor costs for the preparation of each such meal. Nationwide shall send an invoice to Atria each month for the meal costs for the prior month. Atria agrees to pay any such invoice within 10 days of its receipt of such invoice.

     2.   MISCELLANEOUS SERVICES.     Nationwide agrees to provide to Atria, as
required and requested from time to time by Atria (the "Miscellaneous Services")
(a) services and support to maintain and repair the ALF, and (b) general offices services and support. Atria shall pay for or supply all materials consumed or used in the rendition of the Miscellaneous Services. Atria agrees to pay a proportionate part of the salary, wages and/or benefits of each employee of Nationwide that provides Miscellaneous Services to Atria. All Miscellaneous Services shall be provided at times and upon such schedules as mutually agreed to from time to time by Atria and Nationwide. Nationwide shall send an invoice to Atria each month for the Miscellaneous Services for the prior month. Atria agrees to pay any such invoice within 10 days of its receipt of such invoice.

     3. TERM. This Agreement may be canceled by either party upon 90 days prior written notice to the other party. Upon such cancellation this Agreement shall terminate and the parties shall have no further obligations or duties hereunder except for Atria's obligation to pay for all services provided by Nationwide through and including the date of termination of this Agreement.

     4. NOTICES. All notices, mailings and communications relative to this Agreement shall be in writing and shall be personally delivered and receipted, telecopied or sent by facsimile, sent by a

HERITAGE AT WILDWOOD
#616

nationally recognized overnight courier service, or delivered by registered U.S. mail, proper postage prepaid, return receipt requested, and in any such event delivered and addressed to the parties as follows:

     If to Nationwide:                 Nationwide Care, Inc.
                                       3300 Providian Center
                                       Louisville, Kentucky  40202
                                       Attention:  ____________________

     If to Atria:                      Atria Communities, Inc.
                                       515 West Market Street
                                       Louisville, Kentucky 40202
                                       Attention:  ______________

Any notice which is personally delivered shall be effective when delivered and any notice which is delivered by any other means shall be effective when received. Any party may change its address for receiving notices and communications by giving the other appropriate written notice thereof.

     5. BINDING EFFECT. All of the terms, conditions, covenants, stipulations and agreements to be performed by any of the parties hereto shall be binding upon their respective successors, legal representatives and assigns.

     6. VIOLATION OF LAW. The parties hereto hereby agree that should it ever be determined that this Agreement violates any law, rule, regulation or order, this Agreement shall immediately be deemed null and void and neither party shall have any further obligations hereunder whatsoever.


     IN TESTIMONY WHEREOF, witness the signatures of the parties hereto as of the day, month and year first above written.

                                       NATIONWIDE CARE, INC.


                                       By:__________________________

                                       Title:____________________

                                                ("Nationwide")


                                       ATRIA COMMUNITIES, INC.


                                       By:__________________________

                                       Title:____________________

                                                ("Atria")

VILLA CAMPANA
#852

                              SERVICES AGREEMENT
                              ------------------

     This Services Agreement (this "Agreement") is made and entered into this __ of ___________, 1996 by and between ATRIA COMMUNITIES, INC., a Delaware corporation ("Atria") and FIRST HEALTHCARE CORPORATION, a Delaware corporation (the "FHC").

                                   RECITALS:

     A. Atria is the owner and operator of the retirement communitey known as Villa Campana Retirement Apartments located in Tucson Arizona (the "Community").

     B. FHC is the owner and operator of the skilled nursing home facility known as Villa Campana Health Care Center located in Tucson, Arizona (the "SNF").

     C. FHC provides certain services to Atria in connection with the operation of the Community.

     D. Atria and FHC now desire to set forth their agreement with respect to the services provided by FHC to Atria and the Community.

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. MEALS. FHC agrees to prepare and provide all meals to be served by Atria at the Community. The menu and the schedule for the preparation and delivery of such meals shall be mutually agreed to from time to time by FHC and Atria. Atria shall be responsible for notifying FHC on timely basis before each meal of the number of residents to be served at the next meal to be served. Atria agrees to pay to FHC for all costs and expenses for the preparation of such meals, including, without limitation, the costs and expense of all products consumed in the preparation of such meals and the labor costs for the preparation of each such meal. FHC shall send an invoice to Atria each month for the meal costs for the prior month. Atria agrees to pay any such invoice within 10 days of its receipt of such invoice.

     2. MISCELLANEOUS SERVICES. FHC agrees to provide to Atria, as required and requested from time to time by Atria, dishwashing services and support. Atria agrees to pay a proportionate part of the salary, wages and/or benefits of each employee of FHC that provides dishwashing services to Atria. FHC shall send an invoice to Atria each month for the dishwashing services for the prior month. Atria agrees to pay any such invoice within 10 days of its receipt of such invoice.

     3. TELEPHONE SYSTEM. FHC and Atria both acknowledge agree that the SNF and the Community both utilize the same telephone system. Both parties agree to continue to jointly use and enjoy the same telephone system. FHC agrees to pay 40% of the bills for such telephone system and Atria shall pay 60% of such bills. FHC shall pay its percentage of the telephone bills to Atria and Atria shall be responsible for paying the telephone provider. Both parties agree to pay their portion of the telephone bills on a timely basis.

     4. TERM. This Agreement may be canceled by either party upon 90 days prior written notice to the other party. Upon such cancellation this Agreement shall terminate and the parties shall

VILLA CAMPANA
#852

have no further obligations or duties hereunder except for Atria's obligation to pay for all services provided by FHC through and including the date of termination of this Agreement.

     5. NOTICES. All notices, mailings and communications relative to this Agreement shall be in writing and shall be personally delivered and receipted, telecopied or sent by facsimile, sent by a nationally recognized overnight courier service, or delivered by registered U.S. mail, proper postage prepaid, return receipt requested, and in any such event delivered and addressed to the parties as follows:

     If to FHC:                             First Healthcare Corporation
                                            3300 Providian Center
                                            Louisville, Kentucky  40202
                                            Attention:  ____________________

     If to Atria:                           Atria Communities, Inc.
                                            515 West Market Street
                                            Louisville, Kentucky 40202
                                            Attention:  ______________

Any notice which is personally delivered shall be effective when delivered and any notice which is delivered by any other means shall be effective when received. Any party may change its address for receiving notices and communications by giving the other appropriate written notice thereof.

     6. BINDING EFFECT. All of the terms, conditions, covenants, stipulations and agreements to be performed by any of the parties hereto shall be binding upon their respective successors, legal representatives and assigns.

     7. VIOLATION OF LAW. The parties hereto hereby agree that should it ever be determined that this Agreement violates any law, rule, regulation or order, this Agreement shall immediately be deemed null and void and neither party shall have any further obligations hereunder whatsoever.

     IN TESTIMONY WHEREOF, witness the signatures of the parties hereto as of the day, month and year first above written.

                              FIRST HEALTHCARE CORPORATION


                              By:__________________________

                              Title:_______________________

                                           ("FHC")


                              ATRIA COMMUNITIES, INC.


                              By:__________________________

                              Title:_______________________

                                           ("Atria")